Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Greenlane Holdings, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aaron LoCascio, the Chief Executive Officer of the Company, and I, Dawn Marie Cavanagh, the Vice President of Finance of the Company, certify, to our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2020	/s/ AARON LOCASCIO
Aaron LoCascio Chief Executive Officer

/s/ DAWN MARIE CAVANAGH
Dawn Marie Cavanagh Vice President of Finance (Principal Financial and Accounting Officer)